UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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HARBOR FUNDS

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October 8, 2010

Dear Fellow Harbor Funds Shareholder,

Harbor Funds will hold a Special Meeting of Shareholders on Tuesday, December 14, 2010 at its offices in Chicago, Illinois. The enclosed proxy statement explains the one proposal that the Harbor Funds’ Board of Trustees is requesting shareholders approve at the Meeting: the election of three Trustees – Raymond J. Ball, Donna J. Dean and Randall A. Hack — to the Board.

The three nominees have not been elected previously by shareholders. Two of the three nominees mentioned above, Mr. Ball and Mr. Hack, were appointed to the Board and already serve as Trustees. The third nominee, Ms. Dean, does not currently serve on the Board. A limited number of appointments to the Board are permitted without a shareholder vote to minimize the frequency with which mutual fund shareholders are asked to incur the expense associated with contacting shareholders and administering a proxy vote. The Board recommends the election of Mr. Ball, Ms. Dean and Mr. Hack. The nominations for election to the Board are an important part of a plan undertaken by the Board several years ago. The purpose of the plan is to add trustees periodically in order to broaden the skills represented on the Board and to plan for retirements expected to occur pursuant to a retirement policy adopted by the Board in August 1999.

Thank you for your interest in Harbor Funds. I encourage you to exercise your rights in governing Harbor Funds by voting on the proposal. Your vote is important. Your immediate response will help save the costs of additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the Proxy Cards included in this package.

Sincerely,

David G. Van Hooser

Chairman of the Board of Trustees

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

IMPORTANT INFORMATION

Q.	I have only a few shares — does my vote matter?

A.

Your vote is important. If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Funds will have to send additional mailings or otherwise solicit shareholders to try to obtain more votes. These additional solicitations would be costly for the Funds and thus for you as a Fund shareholder.

Q.	What’s the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Funds receive enough votes to act on the proposal. The final opportunity to cast your vote is at the Meeting on December 14, 2010

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Harbor fund on the “record date,” which was Monday, October 4, 2010, even if that person has since sold those shares.

Q.	How can I vote?

A.	You may vote in any of four ways:

¡	Through the Internet. Please follow the instructions on your proxy card.

¡	By telephone, with a toll-free call to the phone number indicated on the enclosed proxy card or voting instruction card.

¡	By requesting a full proxy kit and then mailing in your proxy card.

¡	In person at the Meeting in Chicago, Illinois on Tuesday, December 14, 2010.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and follow the simple instructions, because these methods save the Funds the most money (since they require no return postage). If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How do I sign the proxy card?

A.

You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

HARBOR FUNDS

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held December 14, 2010

Harbor Funds will host a Special Meeting of Shareholders on Tuesday, December 14, 2010 at its offices at 111 South Wacker Drive, Chicago, Illinois 60606, 10:00 a.m. Central Time (the “Meeting”). This Meeting of the Harbor Funds is being held so that shareholders can vote on a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

❖ Raymond J. Ball ❖ Donna J. Dean ❖ Randall A. Hack

Shareholders of record on the record date, October 4, 2010, are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof.

Erik D. Ojala, Secretary

October 8, 2010

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your enclosed proxy card or voting instruction card. Please help your Fund avoid the expense of a follow-up mailing by voting today.

HARBOR FUNDS

PROXY STATEMENT

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

SPECIAL MEETING OF SHAREHOLDERS

December 14, 2010

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Harbor Funds. You are being asked to vote on one proposal which is to elect three Trustees to the Board of Trustees of Harbor Funds. This proposal applies to all Harbor funds (the “Funds”).

You will find this proxy statement divided into four parts:

Part 1	Provides details on the proposal to elect three Trustees (see page 5)

Part 2	Provides information on Harbor Funds’ Independent Auditors (see page 16)

Part 3	Provides information about ownership of shares of each Harbor fund (see page 18)

Part 4	Provides information on proxy voting and the operation of the Meeting (see page 20)

Please read the proxy statement before voting on the proposals. Please call us toll-free at 800-422-1050 or e-mail us at proxyrequests@harborfunds.com if you have any questions about the proxy statement, or if you would like additional information.

Under rules adopted by the Securities and Exchange Commission, we are providing Harbor Funds shareholders with the choice of accessing these proxy materials over the Internet, rather than receiving printed copies of these materials through the mail. A Notice Regarding the Availability of Proxy Materials (the “Notice”) is being mailed to shareholders who have not previously requested electronic access to proxy materials or paper proxy materials. The Notice contains instructions on how you may access and review these proxy materials on the Internet and how you may vote your shares over the Internet. The Notice will also tell you how to request these proxy materials in printed form or by e-mail, at no charge. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the Meeting date. For those who have previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

We anticipate that the Notice will be mailed to shareholders beginning on or about October 14, 2010.

To help lower the impact of operating costs, Harbor Funds attempts to eliminate mailing duplicate documents to the same address. Shareholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notices for all shareholders having that address. The Notice for each shareholder will include that shareholder’s unique control number needed to vote his or her shares. If you wish to receive a separate copy of the Notice, or if, in the future, you would prefer to receive your Notice in a separate envelope, please contact Harbor Funds at 800-422-1050 or by mail at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606. Shareholders sharing a single mailing address who are currently receiving separate mailings can request delivery in a single envelope instead by calling the same telephone number or writing to the same address.

Annual and Semi-Annual Reports. Each Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may read, print, or request mail delivery of a copy through our website at www.harborfunds.com. You may also request a report by calling us toll-free at 800-422-1050, by e-mailing us at funddocuments@harborfunds.com, or by writing to us at Harbor Services Group, Inc., P.O. Box 804660, Chicago, Illinois 60680-4108.

PART 1

ELECTION OF THREE TRUSTEES TO THE BOARD OF TRUSTEES

Who are the nominees to the Board of Trustees of Harbor Funds?

Shareholders of Harbor Funds are being asked to consider the election of three nominees to the Board of Trustees of Harbor Funds.

Nominee Name and Age	Principal Occupation During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee Or To Be Overseen By Nominee	Other Directorships Of Public Companies Held by Trustee During Past Five Years
Raymond J. Ball (65) Trustee since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-2006); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None
Donna J. Dean (58)	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	28	None
Randall A. Hack (63) Trustee since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	28	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Of the three nominees, Messrs. Ball and Hack currently serve on the Board of Trustees. Mr. Ball was appointed to the Board of Trustees in 2006 and currently serves as Chairman of the Audit Committee. Mr. Hack was appointed to the Board of Trustees in 2010. Because Messrs. Ball and Hack are the only Trustees on the Board who have not been elected by shareholders, they are being nominated to stand for election at this Meeting together with the new candidate, Ms. Dean, as this is the first meeting of shareholders since Messrs. Ball’s and Hack’s appointments to the Board. Each nominee has consented to serving as a Trustee for Harbor Funds if elected by shareholders. The mailing address for each of Harbor Funds’ Trustees and officers is 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606. Each nominee would have responsibility, with his or her fellow Trustees, for all 28 series of Harbor Funds.

Why are Fund shareholders being asked to elect three Trustees?

The Board of Trustees is currently comprised of six members. The Board adopted a retirement policy in 1999 which requires each “Independent” Trustee (as defined below) to retire from the Board at the end of the year in which the Trustee turns 75. Mr. Howard P. Colhoun, who has served as a Trustee since the inception of Harbor Funds in 1986, turns 75 this year and is expected to retire from the Board at the end of the year, although he is expected to serve in the capacity as Trustee Emeritus for one year in 2011. Two of the other Independent Trustees, Messrs. John P. Gould and Rodger F. Smith, who have served on the Board since 1994 and 1987, respectively, will reach the retirement age in four and six years, respectively.

The Board believes it is very important to add well qualified persons to the Board and plan ahead for expected retirements by adding Trustees to the Board from time to time. The Board has considered it important to add two new trustees (Ms. Dean and Mr. Hack) in 2010 to ensure that there is sufficient overlap in tenure among new and existing Trustees so that the new members can benefit from the experiences and perspectives gained by the existing Trustees from their many years of service on the Board of Trustees of Harbor Funds. The Board was able to add Mr. Hack earlier this year through appointment but is not able to add any additional Trustees unless those Trustees are elected by shareholders.

The Investment Company Act of 1940 (the “Investment Company Act”) permits a mutual fund board to appoint new trustees provided that after those trustees are appointed, at least two-thirds of the trustees would have been elected by shareholders. In the context of the Harbor Funds Board currently, four of the six existing Trustees were elected by shareholders. The Board cannot appoint another Trustee because after such an appointment only four of the seven members would have been elected by shareholders (or 57%) and, thus, would be less than the two-thirds (or 67%) required to have been elected by shareholders.

Mr. Ball was appointed by the Board as a Trustee in 2006 and Mr. Hack was appointed in 2010. This is the first meeting of shareholders since Mr. Ball’s and Mr. Hack’s appointment. Although they already serve on the Board, having Messrs. Ball and Hack be elected by shareholders is important because it will give the Board additional flexibility in the future to appoint a limited number of additional new Trustees if necessary without incurring the costs of holding expensive shareholder meetings for each new Trustee.

How many of the nominees would be Independent Trustees if elected?

All three of the nominees would be Independent Trustees if elected by shareholders. Independent Trustees have no affiliation with Harbor Capital Advisors, Inc. (“Harbor Capital Advisors” or the “Adviser”) or Harbor Funds, other than their service as Trustees and other than their ownership of the Funds as fellow shareholders. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of each Fund’s shareholders.

If all of the nominees are elected to the Board, six of the seven Trustees (85%) would be independent. Only Mr. David Van Hooser, who also serves as Chief Executive Officer and President of Harbor Capital Advisors, is not an Independent Trustee.

What are the qualifications of the Nominees?

The following is a description of each nominee’s specific experience, qualifications, attributes and/or skills that served as the basis for the Board’s belief that these individuals would contribute in a very positive way to the operation of the Board of Trustees of Harbor Funds. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve as Trustees, and past experience as Trustees of Harbor Funds, other investment companies, operating companies or other types of entities. No one factor was controlling. Trustees have been added to the Board at different times, and the qualifications sought by the Board have varied depending on the existing qualifications represented on the Board at that time. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Harbor Funds’ Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board or any individual Trustee or nominee that the person has any special expertise that would impose any greater responsibility or liability when serving as a Trustee than would exist otherwise.

Raymond J. Ball. Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business, and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball joined the University of Chicago Business School’s faculty in 2000 from the William E. Simon Graduate School of Business at the University of Rochester, where he served as the Wesray Professor in Business Administration. Mr. Ball’s teaching and research has a particular focus on corporate disclosure, earnings and stock prices, international accounting and finance, market efficiency and investment strategies. Mr. Ball is Coordinating Editor of the Journal of Accounting Research and a member of the Editorial

Board of the European Accounting Review, and serves on the Advisory Group for the Financial Reporting Faculty of the Institute of Chartered Accountants in England and Wales. He is a Fellow and CPA of the Australian Society of Certified Practising Accountants and a Fellow of the Financial Services Institute of Australia. From time to time, he serves as an expert witness and litigation consultant with respect to accounting, economic and financial market issues. Mr. Ball has served on the Financial Accounting Standards Advisory Council of the Financial Accounting Standards Board and the Shadow Financial Regulation Committee. Mr. Ball is the Board’s “audit committee financial expert” and Chairman of the Audit Committee and has served as a Trustee since his appointment by the Board in February, 2006.

Donna J. Dean. Ms. Dean serves as the Chief Investment Officer of the Rockefeller Foundation. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. The Rockefeller Foundation supports this mission by funding a portfolio of initiatives that are intended to make a measureable impact in a number of core areas, such as strengthening food security, linking global disease surveillance networks, transforming health systems, and developing climate change resilience. As Chief Investment Officer, Ms. Dean is responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment, which totaled approximately $3.2 billion as of June 30, 2010. Ms. Dean is responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes, including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. From 1984 to 1987, she worked for CIGNA Investments in Hartford, where she managed real estate portfolios in the southeastern United States. From 1978 to 1984, she was with International Paper Company in New York, where she served as Manager of Trust Investments and oversaw the company’s pension and employee benefit funds. Ms. Dean began her career in the national lending division at the Charlotte headquarters of what is now Bank of America. She also serves on the Board of Trustees and Chairs the Investment Committee of Queens University of Charlotte, North Carolina. She also is a member of the Pension Advisory Committee of the New York Stock Exchange.

Randall A. Hack. Mr. Hack is the Senior Managing Director and Founder of Capstone Capital LLC. Capstone Capital holds investments in private companies, with a special focus on the telecommunications and health care industries. He has served as an Advisory Director of Berkshire Partners, a private equity firm, since 2002. In that capacity he assists Berkshire Partners in identifying and assessing private companies in which to invest, participates in those investments through Capstone Capital, and serves on the boards of selected Berkshire Partners portfolio companies. In 1995, Mr. Hack founded Nassau Capital, LLC, a private investment firm which invested in privately held companies and assets solely on behalf of Princeton University’s endowment and Nassau Capital’s principals. Nassau Capital, which grew to manage approximately $2.5 billion in assets at the peak of its investment program, focused its investments in alternative asset classes such as venture capital, leveraged buy-outs, real estate, timber and energy. From 1990 to 1994, Mr. Hack served as the President of The Princeton University Investment Company, which oversees the management of Princeton University’s endowment. In that role, Mr. Hack led a team of investment professionals who devised and implemented a series of global investment initiatives in areas such as domestic and international equities, hedge funds, real estate, oil and gas holdings and other private market asset classes. Mr. Hack began his career in real estate development in 1972 and, through a firm he founded in 1979, focused on the development of commercial space in the Eastern U.S. He currently serves on the boards of FiberTower Corporation, a public company, and Tower Development Corporation, a private company, and on the boards of several non-profit organizations. Mr. Hack has served as a Trustee since his appointment in August of 2010.

How long will each Trustee serve if elected?

If elected, each Trustee will serve until he or she dies, resigns, retires, or is removed from the Board as provided in the Fund’s governing documents, or until his or her successor is elected. A Trustee may be removed from the Board by a shareholder vote representing two-thirds of the outstanding shares of Harbor Funds or by majority action of the Trustees. The Board has also adopted a retirement policy which requires each Independent Trustee to retire from the Board at the end of the year in which the Independent Trustee turns 75. If a nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board may, in its discretion, select another person to fill the vacant position.

What are the backgrounds of the Trustees who are not standing for election at this Meeting?

The following table sets forth certain information about the three Trustees who are not standing for election at this Meeting. Messrs. Colhoun, Gould, Smith and Van Hooser have previously been elected by shareholders.

Existing Trustee Name and Age	Principal Occupation During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Howard P. Colhoun (74) Trustee since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None
John P. Gould (71) Trustee since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).
Rodger F. Smith (69) Trustee since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (63) Trustee since 2000*	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

* Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Harbor Funds Distributors, Inc. (the “Distributor”).

What are the Board’s responsibilities?

The primary responsibility of the Board of Trustees is to oversee the management of the Funds for the benefit of shareholders. The Investment Company Act requires specific approval by the Board of Trustees of a number of types of arrangements, transactions and activities of the Funds. The Board also has general fiduciary and oversight responsibilities arising under the Investment Company Act and state law. In exercising their oversight responsibilities, the Trustees place special focus on matters they determine to be particularly important to Fund shareholders. This includes not only the management and performance of the Funds but also expenses borne by the Funds, strategic plans, and performance evaluations of Harbor Capital Advisors and each subadviser.

The Board considers the business acumen, experience, and objective thinking of Harbor Funds’ Independent Trustees to be extremely important to the Funds’ shareholders as the Independent Trustees have responsibility for overseeing the activities of Harbor Capital Advisors, the subadvisers of the Funds, and other Fund service providers. It is important that the adviser, subadvisers and service providers to the Funds remain accountable to a group of independent, highly experienced, and qualified individuals acting solely on behalf of Fund shareholders.

The Board has an Audit Committee and Nominating Committee. All Independent Trustees (Messrs. Ball, Colhoun, Gould, Hack and Smith) serve on the Audit Committee and Nominating Committee. Mr. Ball serves as the Chair of the Audit Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. As discussed below, the Independent Trustees will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing within a reasonable time before any meeting. The Board does not have a Compensation Committee.

During the most recently completed fiscal year for Harbor Funds (ending October 31, 2009), the Board of Trustees held 12 Board meetings and the Audit Committee and Nominating Committee held 1 and 3 meetings, respectively. The Trustees attended all meetings of the Board of Trustees and all Committee meetings during the most recently completed fiscal year. In carrying out its work to identify and select potential independent Trustee candidates to serve on the Board, the Nominating Committee met as a committee 11 times during the period November 1, 2009 through September 30, 2010.

How might shareholders communicate with the Board?

Shareholders wishing to communicate with members of the Board of Trustees may submit a written communication directed to the attention of the Board of Trustees, Harbor Funds, c/o Secretary of the Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606.

What criteria does the Nominating Committee follow in considering candidates for the position of Independent Trustee?

The Trustees have adopted a written charter for the Nominating Committee (the “Charter”), a copy of which is included as Exhibit A to this proxy statement. As set forth in Annex A to the Charter, the Nominating Committee expects that any candidate for nomination as an Independent Trustee will have certain qualifications, which are described in Annex A to the Charter. Nonetheless, the Nominating Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to in Annex A to the Charter should be considered as a nominee if the Nominating Committee finds that the candidate has other qualifications such that his or her qualifications, taken as a whole, demonstrate the requisite level of fitness to serve as an Independent Trustee. In addition, the Nominating Committee believes it is desirable that at least one Independent Trustee be an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission, whenever it is reasonably practicable.

The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the procedures set forth in the Charter. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Secretary of the Harbor Funds, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606. Any recommendation must include certain biographical and other information regarding the candidate and the candidate’s written consent to being named in the proxy statement as a nominee and to serve as a Trustee (if elected). The foregoing description is only a summary of these procedures. Please refer to Exhibit A for details.

When the Nominating Committee seeks to identify Independent Trustee candidates, it considers both individuals known to them and individuals recommended to them by others, among other methods of identifying candidates. The Nominating Committee may also, from time to time, engage the services of a third-party search firm to identify and screen suitable prospective Trustee candidates. A third-party search firm hired to identify prospective candidates recommended Mr. Hack and Ms. Dean to the Nominating Committee, while an Independent Trustee recommended Mr. Ball to the Nominating Committee. In evaluating nominees, the Nominating Committee considers, among other factors, the qualifications set forth in the Charter, and evaluates candidates submitted by shareholders according to the same criteria as other Independent Trustee candidates.

Do the Trustees own shares of the Funds?

All of the existing Trustees own shares of the Funds. The following table shows the Fund share ownership information for each Trustee and nominee as of October 4, 2010. Ms. Dean, pursuant to a share ownership policy approved by the Board, would be expected to own additional shares of the Funds within a reasonable period of time after joining the Board.

Name of Trustee/Nominee	Dollar Range of Ownership in Each Fund**		Aggregate Dollar Range of Ownership in Harbor Funds
INDEPENDENT TRUSTEES
Raymond J. Ball*	Harbor Large Cap Value Fund Harbor International Growth Fund	Over $100,000 Over $100,000	Over $100,000
Howard P. Colhoun

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Large Cap Value Fund

Harbor Small Cap Value Fund

Harbor International Fund

Harbor Global Growth Fund

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Money Market Fund

		Over $100,000 Over $100,000 Over $100,000 $1-$10,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 $1-$10,000 Over $100,000	Over $100,000
Donna J. Dean	Harbor Capital Appreciation Fund	$50,001-$100,000	$50,001-$100,000
John P. Gould	Harbor Capital Appreciation Fund Harbor Small Cap Growth Fund Harbor Large Cap Value Fund Harbor Small Cap Value Fund Harbor International Fund Harbor Bond Fund Harbor Money Market Fund	Over $100,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 Over $100,000 Over $100,000 $1-$10,000	Over $100,000
Randall A. Hack	Harbor International Fund	Over $100,000	Over $100,000

Name of Trustee/Nominee	Dollar Range of Ownership in Each Fund**	Aggregate Dollar Range of Ownership in Harbor Funds
Rodger F. Smith

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Large Cap Value Fund

Harbor Small Cap Value Fund

Harbor International Fund

Harbor International Growth Fund

Harbor High-Yield Bond Fund

Harbor Money Market Fund

	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
INTERESTED TRUSTEE
David G. Van Hooser

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor Small Cap Value Fund

Harbor Small Company Value Fund

Harbor International Fund

Harbor International Growth Fund

Harbor Global Value Fund

Harbor Global Growth Fund

Harbor Commodity Real Return Strategy Fund

Harbor Unconstrained Bond Fund

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Short Duration Fund

Harbor Money Market Fund

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000

Over $100,000
*

Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a participating Trustee may elect to defer his or her Trustee fees. Any such deferred fees are maintained in a deferral account which is credited with income and gains and charged with losses as though the amount deferred was actually invested in shares of one or more Funds selected by the participating Trustee. The dollar ranges shown for Harbor Large Cap Value Fund and Harbor International Growth Fund for Mr. Ball represent the value of the shares of each Fund that correspond to the value of Mr. Ball’s deferral account under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested in each of those two Funds.

**

The Harbor Target Retirement Funds are offered exclusively to retirement plans sponsored by Owens-Illinois, Inc. and the Adviser. As a result, none of the Independent Trustees is currently eligible to invest in shares of these Funds.

How are the Trustees compensated?

The Independent Trustees are compensated by Harbor Funds for their service on the Board. The Independent Trustees receive an annual fee for their service and are reimbursed for the travel and other expenses they incur in attending Board meetings and attending other events, such as educational seminars, that are directly related to their service on the Board. Mr. Van Hooser, who is an employee of Harbor Capital Advisors, does not receive any compensation from Harbor Funds for his service as Trustee or officer of Harbor Funds. The following table sets forth the compensation details for each Trustee as of the Funds’ most recent fiscal year end of October 31, 2009. Effective November 1, 2009, the annual fee for the Independent Trustees was increased from $115,000 to $160,000. The chairman of the Audit Committee receives an additional $10,000 annually for his service in that role.

Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Harbor Funds Paid to Trustees
David G. Van Hooser, Chairman, President and Trustee	-0-	-0-	-0-
Raymond J. Ball, Trustee*	$125,000	-0-	$125,000
Howard P. Colhoun, Trustee	$115,000	-0-	$115,000
John P. Gould, Trustee	$115,000	-0-	$115,000
Randall A. Hack, Trustee **	-0-	-0-	-0-
Rodger F. Smith, Trustee	$115,000	-0-	$115,000

*     Includes $10,000 in additional compensation Mr. Ball receives annually for his service as chairman of Harbor Funds’ Audit Committee. During the fiscal year ended October 31, 2009, Mr. Ball elected to defer all of his compensation, except that attributable to Harbor Money Market Fund, pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees.

**  Mr. Hack was appointed as an Independent Trustee on August 3, 2010. Mr. Hack thus received no compensation for the fiscal year ended October 31, 2009 and will receive the same base compensation (adjusted for his period of service as a Trustee) as the other Independent Trustees for the fiscal year ended October 31, 2010.

Do the Independent Trustees have any material relationships relating to the Funds or their related parties?

For purposes of the discussion below, the italicized terms have the following meanings:

•	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.

•

an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, the Robeco Groep, N.V. (“Robeco”) is an entity that is in a control relationship with the Adviser.

•

a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which the Distributor or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.

•

a subadvisory related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which a subadviser or any of its affiliates acts as investment adviser.

To the knowledge of the Funds, as of August 31, 2010, none of the Independent Trustees, nor any member of their immediate family, beneficially owns any securities issued by the Adviser, the Distributor, a subadviser, Robeco or any other entity in a control relationship with the Adviser, the Distributor or a subadviser. To the knowledge of the Funds, during the past five years, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser, the Distributor, a subadviser, Robeco, or any other entity in a control relationship with the Adviser, the Distributor or a subadviser. To the knowledge of the Funds, during the fiscal years 2008 and 2009, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”), nor are there any such interests in currently proposed transactions;

•	a Harbor Fund;

•	an officer of Harbor Funds;

•	a related fund or a subadvisory related fund;

•	an officer of any related fund or subadvisory related fund;

•	the Adviser;

•	the Distributor;

•	a subadviser;

•	an officer of the Adviser, the Distributor or a subadviser;

•	any entity in a control relationship with the Adviser, the Distributor or a subadviser; or

•	an officer of any such entity.

To the knowledge of the Funds, during the fiscal years 2008 and 2009, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, nor are any such relationships currently proposed, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except for Rodger F. Smith, an Independent Trustee, who is a Managing Director of Greenwich Associates, a firm that provides research-based consulting services to firms in the financial services industry. These research-based consulting services include the provision of industry reports that are available by subscription or individual purchase and may also include the interpretation of the industry data contained in the reports for particular firms. To the knowledge of the Funds, during the fiscal years 2008 and 2009, Greenwich Associates billed the following entities for research-based consulting services it provided to:

(a)	Entities in a control relationship with Robeco for approximately $487,413 and $166,594, respectively;

(b)

Jennison Associates LLC (“Jennison”), subadviser to Harbor Capital Appreciation Fund, for approximately $130,800 and $0, respectively, and entities in a control relationship with Jennison for approximately $229,900 and $20,000, respectively;

(c)

LSV Asset Management (“LSV”), subadviser to Harbor Mid Cap Value Fund, for approximately $0 and $2,600, respectively, and entities in a control relationship with LSV for approximately $115,000 and $65,921, respectively;

(d)

Pacific Investment Management Company LLC (“PIMCO”), subadviser to Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Unconstrained Bond Fund, for approximately $465,006 and $432,476, respectively, and entities in a control relationship with PIMCO for approximately $587,697 and $409,909, respectively; and

(e)

Fischer Francis Trees & Watts, Inc. (“FFTW”), subadviser to Harbor Short Duration Fund and Harbor Money Market Fund, for approximately $2,500 and $0, respectively, and entities in a control relationship with FFTW for approximately $1,299,175 and $857,027, respectively;

(f)

Wellington Management Company, LLP (“Wellington”), subadviser to Harbor Mid Cap Growth Fund, for approximately $92,500 and $10,200, respectively, and entities in a control relationship with Wellington for approximately $22,500 and $0, respectively; and

(g)

Entities formerly in a control relationship with Marsico Capital Management, LLC (“Marsico”), subadviser to Harbor International Growth Fund, for approximately $495,250 in November and December 2007. As of December 14, 2007, Marsico is no longer affiliated with those entities that received services from Greenwich Associates. No services were provided directly to Marsico.

To the knowledge of the Funds, the services identified above were not related to the Adviser or Harbor Funds, and Mr. Smith was not personally involved in any of the services delivered to any of the entities described above except one entity in a control relationship with Jennison and one entity in a control relationship with LSV. As a Managing Director of Greenwich Associates, however, Mr. Smith may be considered to benefit indirectly from all of the relationships of his firm listed above through his interest in the profits of Greenwich Associates. As Greenwich Associates’ consulting relationships generally continue from year to year, it is expected that Greenwich Associates will continue to provide and receive compensation for research-based consulting services provided to these parties during the current fiscal year. The entities involved, services provided and compensation received may, however, vary from year to year. These relationships are reviewed at least annually by the Independent Trustees.

To the knowledge of the Funds, during the fiscal years 2008 and 2009, none of the Independent Trustees, nor any member of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director, nor are any such persons currently serving as a member of a board of directors on which an officer of any of the following entities also serves as a director:

•	the Adviser;

•	the Distributor;

•	a subadviser;

•	Robeco; or

•	any other entity in a control relationship with the Adviser, the Distributor or a subadviser.

To the knowledge of the Funds, during the past five years, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor Fund. To the knowledge of the Funds, during the past five years, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:

•	any related fund;

•	any subadvisory related fund;

•	the Adviser;

•	the Distributor;

•	a subadviser;

•	any affiliated person of Harbor Funds;

•	Robeco; or

•	any other entity in a control relationship with the Adviser, the Distributor, or a subadviser.

Who are Harbor Funds’ Officers?

All of the officers of Harbor Funds also serve as employees of Harbor Capital Advisors. In addition to Mr. Van Hooser, who serves as Chief Executive Officer and President of Harbor Capital Advisors, the following table provides information with respect to the other officers of Harbor Funds. Each officer is elected annually by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. Harbor Funds does not pay the salary or other compensation of its officers.

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
David G. Van Hooser (63) Chairman, Trustee and President	Since 2000

President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.

Charles F. McCain (40) Chief Compliance Officer	Since 2004

Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (38) Treasurer	Since 2007

Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; and Chief Financial Officer (2007-Present), Harbor Services Group, Inc.

Erik D. Ojala (35) Vice President and Secretary	Since 2007

Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), and Corporate Secretary (2006-2007), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Charles P. Ragusa (51) Vice President	Since 2007

Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; and Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.

Jodie L. Crotteau (38) Assistant Secretary and AML Compliance Officer	Since 2005

Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), and Compliance Manager (2005-2006), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary	Since 2006

Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

Who serves as the Funds’ Investment Adviser and Principal Underwriter?

Harbor Capital Advisors, whose executive office is located at 111 South Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and administrator to each Fund. As of September 30, 2010, Harbor Capital Advisors had approximately $55.9 billion in assets under management, which includes the assets of Harbor Funds. Harbor Funds Distributors, Inc., whose executive office is also located at 111 South Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. Harbor Funds Distributors is a wholly owned subsidiary of Harbor Capital Advisors.

Harbor Capital Advisors is a wholly owned subsidiary of Robeco Groep, N.V., a Dutch investment management firm which was founded in 1929 and is headquartered in Rotterdam, The Netherlands. As of August 31, 2010, Robeco Groep, N.V., through its investment management subsidiaries, had approximately $180.9 billion in assets under management.

What vote is necessary to elect the nominees?

A vote of a plurality of all of the shares of Harbor Funds voted at the Meeting is sufficient to elect each nominee to the Board of Trustees of Harbor Funds. This means that the nominee receiving the greatest number of votes across all of the Funds for the seat for which he or she has been nominated will be elected to the Board. As of the date of this proxy statement, each of the nominees named in this proxy statement is the only nominee nominated for the relevant seat.

THE BOARD OF TRUSTEES OF HARBOR FUNDS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE THREE NOMINEES.

PART 2

INFORMATION ABOUT THE INDEPENDENT AUDITORS

The firm of Ernst & Young LLP has been selected as independent auditors for Harbor Funds. Ernst & Young LLP, in accordance with the Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent with respect to Harbor Funds.

The independent auditors examine annual financial statements for each Fund and provide other non-audit and tax-related services to Harbor Funds. Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

For purposes of the following discussion, a “Service Affiliate” is any entity controlling, controlled by, or under common control with Harbor Capital Advisors that provides ongoing services to the Funds.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the fiscal years ended October 31, 2009 and 2008, the fees billed for professional services rendered for the audit of the Funds’ financial statements were $535,125 and $504,200, respectively.

Audit-Related Fees. Audit Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”. No fees were billed for professional services rendered to the Funds that fall into this category for the fiscal years ended October 31, 2009 and 2008. Aggregate fees billed for such professional services rendered to Service Affiliates that relate to the operations and financial reporting of the Funds and which are subject to pre-approval by the Audit Committee were $75,000 and $92,181 for the fiscal periods ended October 31, 2009 and 2008, respectively. Such fees were billed to Harbor Services Group for the performance of procedures related to the annual review of internal controls as required by Rule 17Ad-13 of the Securities Exchange Act of 1934. No other fees were billed to any other Service Affiliates related to the aforementioned time periods.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. For the fiscal years ended October 31, 2009 and 2008, the fees billed for professional services rendered to the Funds for tax compliance, tax planning and tax advice services to the Funds were $240,525 and $190,500, respectively. For the fiscal years ended October 31, 2009 and 2008, the fees billed for such professional services rendered to Service Affiliates that relate to the operations and financial reporting of the Funds and which are subject to pre-approval by the Audit Committee were $10,000 and $44,500, respectively. Such services were billed to Harbor Capital Advisors and related to the review of tax information reported to the Funds’ shareholders and the Internal Revenue Service.

All Other Fees. No fees were billed to the Funds for professional services other than those reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees” for the fiscal years ended October 31, 2009 and 2008, nor were any fees billed for such services rendered to Service Affiliates that relate to the operations and financial reporting of the Funds and which are subject to pre-approval by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted pre-approval policies and procedures that require all of the services described above and provided by Ernst & Young be pre-approved by the Audit Committee. These pre-approval policies and procedures provide that certain specific audit services are automatically pre-approved each year upon approval of the independent auditors as auditors for the Funds. In addition, certain specific audit-related, tax and other synergistic services which would not compromise the auditors’ independence are automatically pre-approved each year provided that the fees for all those services in the aggregate do not exceed $25,000 in any one year. If the fees would exceed that $25,000 threshold, the services must be separately pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2009 and October 31, 2008 none of the services provided to the Funds or its Service Affiliates described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

For the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate non-audit fees billed for services to the Funds and its Service Affiliates were $335,035 and $400,181, respectively. The Audit Committee and Harbor Capital Advisors have considered whether non-audit services provided by Ernst & Young LLP to Harbor Capital Advisors and the Service Affiliates are compatible with maintaining the independence of Ernst & Young LLP in its audit of the Funds and have determined that they are so compatible.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares and Quorum for the Meeting

2,133,955,783.988 shares of beneficial interest of Harbor Funds were outstanding as of the record date.

These were comprised of the following:

	Number of Outstanding Shares
Harbor Fund	Institutional	Administrative	Investor	Total
Capital Appreciation	258,314,626.627	12,032,405.768	20,955,963.882	291,302,996.277
Mid Cap Growth	37,972,434.397	37,068,364.448	6,567,855.069	81,608,653.914
Small Cap Growth	33,044,672.362	2,989,782.268	2,241,326.177	38,275,780.807
Large Cap Value	43,050,876.724	2,546,986.632	3,636,522.692	49,234,386.048
Mid Cap Value	4,276,470.250	82,171.387	400,664.419	4,759,306.056
Small Cap Value	34,750,028.399	1,163,504.485	2,409,534.218	38,323,067.102
Small Company Value	2,213,696.614	137,477.963	727,036.234	3,078,210.811
International	438,808,594.624	31,522,841.351	60,664,375.503	530,995,811.478
International Growth	147,434,141.959	151,108.663	5,770,298.741	153,355,549.363
Global Value	8,159,624.258	69,286.023	151,739.163	8,380,649.444
Global Growth	519,667.822	16,207.435	32,607.502	568,482.759
Commodity Real Return Strategy	17,329,999.920	47,756.784	N/A	17,377,756.704
Unconstrained Bond	526,977.061	15,778.580	N/A	542,755.641
High-Yield Bond	112,306,695.237	644,448.937	11,955,103.124	124,906,247.298
Bond	603,133,181.993	15,055,783.290	N/A	618,188,965.283
Real Return	25,406,799.899	124,143.254	N/A	25,530,943.153
Short Duration	3,769,917.537	72,122.621	N/A	3,842,040.158
Money Market	133,936,195.728	440,335.090	N/A	134,376,530.818
Target Retirement Income	1,423,151.130	1,093.853	1,093.853	1,425,338.836
Target Retirement 2010	154,947.896	1,059.910	1,059.910	157,067.716
Target Retirement 2015	510,413.928	1,073.624	1,073.624	512,561.176
Target Retirement 2020	1,974,371.770	1,102.169	1,102.169	1,976,576.108
Target Retirement 2025	271,734.165	1,042.782	1,042.782	273,819.729
Target Retirement 2030	2,180,936.132	1,123.896	1,123.896	2,183,183.924
Target Retirement 2035	90,931.706	1,028.887	1,028.887	92,989.480
Target Retirement 2040	1,398,506.369	1,171.210	1,171.210	1,400,848.789
Target Retirement 2045	63,075.391	1,022.620	1,022.620	65,120.631
Target Retirement 2050	1,218,005.265	1,069.610	1,069.610	1,220,144.485
Total	1,914,240,675.163	104,191,293.540	115,523,815.285	2,133,955,783.988

Only shareholders of record as of the record date are entitled to notice of and to vote at the Meeting. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

One-third of the outstanding shares of Harbor Funds that are entitled to vote will be considered a quorum for the transaction of business by Harbor Funds at the Meeting.

Ownership of Shares of Each Fund

Each person that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any of the Funds as of August 30, 2010 is listed in Exhibit B to this proxy statement.

Harbor Capital Advisors owns and/or has the power to vote approximately 3% of the outstanding shares of Harbor Funds. Harbor Capital Advisors intends to vote such shares in favor of the election of each of the three nominees named herein.

PART 4

INFORMATION ON PROXY VOTING AND THE MEETING

Shareholder Proposals

The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2011. Shareholder proposals to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Funds’ offices, 111 South Wacker Drive, Chicago, Illinois 60606, at a reasonable time prior to the Trustees’ solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder that has given his or her Proxy to someone has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of Harbor Funds. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person.

All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby for the election of Messrs. Ball and Hack and Ms. Dean as Trustees and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Harbor Funds shareholders may call the toll-free phone number indicated on their Proxy Card or voting instruction card to vote their shares. Shareholders will need to enter the control number set forth on their Proxy Card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Harbor Funds shareholders may submit an “electronic” Proxy over the Internet in lieu of returning an executed Proxy Card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s Proxy Card and enter the control number set forth on the Proxy Card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

One-third of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to the election of Trustees. In the event that, at the time any session of the Meeting for Harbor Funds is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of Harbor Funds present in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Shares of Harbor Funds represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against the Proposal. However, if a broker or nominee holding shares in “street name” indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal.

For the Proposal, the nominees to the Board of Trustees receiving the plurality (most) votes for that Board seat will be elected to the Board, provided that a quorum is present at the Meeting. As of the date of this proxy statement, each of the nominees named in this proxy statement is the only nominee nominated for the relevant seat.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of Harbor Funds. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by Harbor Funds. Harbor Funds has engaged Computershare Fund Services, a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates Computershare Fund Services’ fees to be approximately $60,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. Harbor Funds intend to pay all costs associated with the proxy solicitation and the Meeting, including the costs associated with printing and mailing the proxy materials and reimbursing those brokerage firms and other financial intermediaries for their costs. These costs will be allocated among the Funds. Harbor Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If Harbor Funds does not receive your proxy by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote. The Funds do not reimburse Trustees and officers of Harbor Funds, or regular employees and agents of Harbor Capital Advisors involved in the solicitation of proxies.

Voting by Broker-Dealers

Harbor Funds expect that, before the Meeting, broker-dealer firms holding shares of Harbor Funds in “street name” for their customers (which means the broker-dealer appears as the owner in Harbor Funds’ records) will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, Harbor Funds understand that broker-dealers may vote on the Proposal, Election of Three Trustees to the Board of Trustees, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

October 8, 2010

EXHIBIT A

NOMINATING COMMITTEE CHARTER

Function

The functions of the Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Harbor Funds (the “Trust”) are to:

¡	Identify individuals qualified to become Board members;

¡

Recommend to the Board the nominee(s) for election or appointment as Independent Trustees (as defined below) of the Trust, whether nominated by shareholders at any shareholder meeting, special or annual, if any, or appointed by the Board without shareholder vote;

¡

Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any trustee and to make a recommendation as to the qualifications of such person to the Independent Trustees an the Board;

¡	Make recommendations to the Board regarding the size and composition of the Board; and

¡	Make recommendations as to any retirement policy for Independent Trustees.

The Committee functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder, as amended (the “1940 Act”) with respect to the selection and nomination of members of the Board. The nomination by the Committee of any person to serve on the Board as an Independent Trustee shall initially be submitted for action by the Independent Trustees and then, if approved, the entire Board. Nomination of any persons to serve on the Board other than as Independent Trustees shall be made by the Board.

The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Trust or series of the Trust (each a “Fund” and, collectively, the “Funds”) to pay the compensation of any search firm engaged by the Committee.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the “Statement of Policy on Criteria for Selecting Independent Trustees” attached hereto as Annex A.

Candidates Recommended by Shareholders

The Committee will consider Independent Trustee candidates recommended by shareholders of any Fund. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606.

Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)).

In a case where the Trust is holding a meeting of shareholders at which trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement. Any such submission must also be submitted by such date and contain such other information as maybe specified in the Trust’s By-laws.

Evaluations of Effectiveness

The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy these criteria, the Trust anticipates that the committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider candidates recommended by shareholders to serve as trustee, the Committee will act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee or other Independent Trustees. While it has not done so in the past, the Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Governance

The Committee shall normally be comprised of two or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds, any adviser or subadviser to a Fund, or the Funds’ principal underwriter (an “Independent Trustee”).

The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from such committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The compensation of Committee members, if any, shall be as determined by the Board.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all members of the Board; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

The Committee is authorized to confer as it deems necessary and to seek, as a Trust or Fund expense, the help of outside advisers and officers or other employees of the Funds.

Approval of Charter

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval. This Charter and any amendments are subject to approval by the Board.

Effective: November 12, 2007

ANNEX A

Statement of Policy on Criteria for Selecting Independent Trustees

The Committee expects that any candidate for nomination as an Independent Trustee will have the following qualifications:

1.	The Candidate may not be an “Interested Person” (within the meaning of the 1940 Act) of the Funds, any adviser or subadviser to a Fund, or the Funds’ principal underwriter.

2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

3.

The candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

4.

The candidate should be willing to commit to develop an understanding of the Trust and the Funds and the responsibilities of an Independent Trustee of an investment company, to devote sufficient time to this role and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member.

5.

The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and the Funds and various parties related to the Funds and to act in the interests of all shareholders.

6.

The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

7.	The candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age, if any, for Independent Trustees.

8.	The candidate should be willing to make a significant investment in shares of the Harbor Funds.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law. For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

The Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has other qualifications such that his/her qualifications, taken as a whole, demonstrate the requisite level of ability to serve as an Independent Trustee.

It is considered desirable that at least one Independent Trustee be an “audit committee financial expert” (as such term is defined by the Securities and Exchange Commission) whenever it is reasonable practicable. Accordingly, the Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination in the event the Board does not have such an audit committee financial expert. It is also considered desirable that the candidate have a background in and understanding of the financial services industry.

EXHIBIT B

5% or Greater Ownership of Share Class

The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of each Fund’s shares as of August 31, 2010.

DOMESTIC EQUITY FUNDS – INSTITUTIONAL CLASS
	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Large Cap Value	Mid Cap Value	Small Cap Value	Small Company Value
Charles Schwab & Co Inc San Francisco, CA	17%	-	10%	13%	46%	9%	-
JP Morgan Chase Bank New York, NY	-	-	-	-	-	6%	-
LPL Financial Services San Diego, CA	-	-	-	-	-	10%	51%
MAC Co Pittsburgh, PA	-	-	-	5%	-	-	-
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	-	26%	-	-	-	11%	-
National Financial Service Corp New York, NY	15%	50%	24%	8%	16%	17%	-
New York Life Trust Company Parsippany, NJ	-	-	6%	8%	10%	-	-
Prudential Investment Mgmt Service Newark, NJ	5%	-	-	-	-	-	-
Strafe & Co Westerville, OH	-	-	15%	-	-	-	-
Ubatco & Co FBO Aces Trust Fund Lincoln, NE	-	-	-	25%	-	-	-
UBS Financial Services Inc. Manhattan, NY	-	-	-	8%	-	-	-
Wells Fargo Bank NA Minneapolis, MN	8%	-	6%	5%	-	12%	-
DOMESTIC EQUITY FUNDS – ADMINISTRATIVE CLASS
	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Large Cap Value	Mid Cap Value	Small Cap Value	Small Company Value
Charles Schwab & Co Inc San Francisco, CA	9%	-	-	39%	-	75%	-
GPC Securities Inc Atlanta, GA	-	-	-	17%	-	-	-
Harbor Capital Advisors Inc Chicago, IL	-	-	-	-	-	-	74%
Mercer Trust Company TTEE Norwood, MA	8%	16%	-	-	-	-	-
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	6%	-	-	-	-	-	-
National Financial Service Corp New York, NY	28%	31%	-	9%	-	9%	-

DOMESTIC EQUITY FUNDS – ADMINISTRATIVE CLASS (continued)
	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Large Cap Value	Mid Cap Value	Small Cap Value	Small Company Value
Orchard Trust Co TTEE Greenwood Vlg, CO	-	-	-	6%	-	-	-
State Street Bank & Trust TTEE Westwood, MA	-	24%	-	-	-	-	-
Taynik & Co Boston, MA	-	-	-	24%	-	-	-
Vanguard Fiduciary Trust Co Valley Forge, PA	30%	9%	100%	-	-	-	14%
VRSCO Houston, TX	-	-	-	-	93%	-	-
DOMESTIC EQUITY FUNDS – INVESTOR CLASS
	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Large Cap Value	Mid Cap Value	Small Cap Value	Small Company Value
Charles Schwab & Co Inc San Francisco, CA	22%	8%	50%	11%	42%	13%	66%
Citigroup Global Markets Inc New York, NY	6%	-	-	-	-	-	-
Harbor Capital Advisors Inc Chicago, IL	-	-	-	-	-	-	10%
ING National Trust Somerset, NJ	-	-	-	-	-	32%	-
JP Morgan American Century Kansas City, MO	-	-	-	14%	-	-	-
LPL Financial Services San Diego, CA	-	-	-	-	-	15%	-
MG Trust Cust Denver, CO	-	-	-	9%	-	-	-
National Financial Service Corp New York, NY	14%	28%	-	7%	15%	7%	14%
Nationwide Trust Company FSB Columbus, OH	-	7%	24%	-	-	-	-
Pershing LLC Jersey City, NJ	7%	-	-	-	-	-	-
PIMS Prudential Retirement Iselin, NJ	-	16%	-	-	-	-	-
Prudential Investment Management Service Newark, NJ	22%	26%	5%	-	21%	10%	-
Reliance Trust Company Chicago, IL	-	-	15%	19%	-	-	-
State Street Bank and Trust Boston, MA	-	-	-	22%	-	-	-
Vanguard Fiduciary Trust Co Valley Forge, PA	-	-	-	-	-	7%	-

INTERNATIONAL AND GLOBAL EQUITY FUNDS – INSTITUTIONAL CLASS
	International	International Growth	Global Value	Global Growth
Charles Schwab & Co Inc San Francisco, CA	18%	6%	-	-
Edward D Jones & Co Maryland Heights, MO	-	16%	-	-
Harbor Capital Advisors, Inc. Chicago, IL	-	-	-	59%
HCP Global Investment Fund LP San Francisco, CA	-	-	29%	-
Jewish Community Federation of San Francisco, CA	-	-	9%	-
Mellon Bank Pittsburgh, PA	-	-	9%	-
Individual Account Shareholder Fort Myers, FL	-	-	-	12%
My Poodles LLC San Francisco, CA	-	-	8%	-
National Financial Service Corp New York, NY	19%	13%	-	-
Pershing LLC Jersey City, NJ	-	-	8%	-
Prudential Investment Management Services Newark, NJ	-	22%	-	-
SEI Private Trust Co Oaks, PA	-	-	8%	-
INTERNATIONAL AND GLOBAL EQUITY FUNDS – ADMINISTRATIVE CLASS
	International	International Growth	Global Value	Global Growth
Charles Schwab & Co Inc San Francisco, CA	-	36%	-	-
Farmers & Merchants Meridian, ID	-	26%	-	-
Harbor Capital Advisors Inc Chicago, IL	-	-	96%	100%
National Financial Service Corp New York, NY	61%	25%	-	-
Wells Fargo Bank NA Minneapolis, MN	5%	-	-	-
INTERNATIONAL AND GLOBAL EQUITY FUNDS – INVESTOR CLASS
	International	International Growth	Global Value	Global Growth
Charles Schwab & Co Inc San Francisco, CA	32%	28%	-	-
Citigroup Global Markets Inc New York, NY	8%	-	-	-
E Trade Clearing LLC Rancho Cordova, CA	-	-	13%	7%
Harbor Capital Advisors Inc Chicago, IL	-	-	45%	51%
Individual Account Shareholder Flower Mound, TX	-	-	-	6%
National Financial Service Corp New York, NY	24%	9%	10%	-
Pershing LLC Jersey City, NJ	-	-	13%	11%
TD Ameritrade Inc. Bellevue, NE	-	42%	-	-

STRATEGIC MARKETS FUNDS
	Commodity Real Return Strategy		Unconstrained Bond
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Bay & Co LLC Traverse City, MI	5%	-	-	-
Charles Schwab & Co Inc San Francisco, CA	8%	-	-	-
Harbor Capital Advisors, Inc Chicago, IL	-	35%	58%	100%
National Financial Service Corp New York, NY	8%	40%	-	-
Pershing LLC Jersey City, NJ	60%	-	-	-
Vanguard Brokerage Services Malvern, PA	-	26%		-
Individual Account Shareholder Chicago, IL	-	-	10%	-

FIXED INCOME FUNDS – INSTITUTIONAL CLASS
	High-Yield Bond	Bond	Real Return	Short Duration	Money Market
Charles Schwab & Co Inc San Francisco, CA	14%	15%	8%	7%	-
Harbor Capital Advisors Inc Chicago, IL	-	-	-	7%	40%
Harbor Services Group Inc Chicago, IL	-	-	-	-	9%
Mac & Co. Pittsburgh, PA	10%	-	-	-	-
Merrill Lynch Pierce Jacksonville, FL	8%	-	-	-	-
National Financial Service Corp New York, NY	10%	20%	12%	27%	-
Pershing LLC Jersey City, NJ	-	18%	52%	22%	-
Prudential Investment Mgmt Service Newark, NJ	5%	-	-	-	-
State Street Bank & Trust Co Boston, MA	-	-	-	5%	-
Strafe & Co. Westerville, OH	27%	-	-	-	-
TD Ameritrade Inc. Bellevue, NE	6%	-	-	-	-
FIXED INCOME FUNDS – ADMINISTRATIVE CLASS
	High-Yield Bond	Bond	Real Return	Short Duration	Money Market
Charles Schwab & Co Inc San Francisco, CA	21%	18%	-	-	-
Harbor Capital Advisors Inc Chicago, IL	10%	-	48%	87%	6%
ICMA-RC Services LLC Washington, DC	9%	-	-	-	-
Reliance Trust Company Atlanta, GA	23%	-	-	-	-
Individual Account Shareholder Cleveland, OH	-	-	-	-	15%
Mercer Trust Company TTEE Norwood, MA	15%	-	-	-	-
National Financial Service Corp New York, NY	7%	19%	35%	10%	-

FIXED INCOME FUNDS – ADMINISTRATIVE CLASS (continued)
	High-Yield Bond	Bond	Real Return	Short Duration	Money Market
Pershing LLC Jersey City, NJ	-	-	6%	-	-
Reliance Trust Company Atlanta, GA	-	-	-	-	76%
Saxon Co Philadelphia, PA	8%	10%	-	-	-
Wachovia Bank FBO Charlotte, NC	-	7%	-	-	-

FIXED INCOME FUNDS – INVESTOR CLASS
High-Yield Bond
Charles Schwab & Co Inc San Francisco, CA	35%
Merrill Lynch Pierce Jacksonville, FL	6%
National Financial Service Corp New York, NY	26%
Pershing LLC Jersey City, NJ	9%

TARGET RETIREMENT FUNDS – INSTITUTIONAL CLASS
	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Harbor Capital Advisors Inc Chicago, IL	-	-	-	-	-	-	6%	-	9%	-
Harbor Capital Advisors Inc 401K Plan Chicago, IL	-	-	-	-	-	-	-	-	47%	-
New York Life Trust Company Parsippany, NJ	100%	96%	99%	100%	98%	98%	90%	98%	44%	99%
TARGET RETIREMENT FUNDS – ADMINISTRATIVE CLASS
	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Harbor Capital Advisors Inc Chicago, IL	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
TARGET RETIREMENT FUNDS – INVESTOR CLASS
	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Harbor Capital Advisors Inc Chicago, IL	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

HARBOR FUNDS NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2010	PROXY

This proxy is solicited on behalf of the Board of Trustees of Harbor Funds. The undersigned hereby appoints the following officers of Harbor Funds, David G. Van Hooser, Charles F. McCain, Erik D. Ojala and Jodie L. Crotteau, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Harbor Funds which the undersigned is entitled to vote at a Special Meeting of Shareholders of Harbor Funds to be held on December 14, 2010 at Harbor Funds’ offices at 111 South Wacker Drive, Chicago, Illinois 60606, 10:00 a.m. Central time, and at any and all adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (Joint Owner)

Date	HBF_21895_093010

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 14, 2010.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/hbf21895

Harbor Funds	Harbor Funds	Harbor Funds
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22	Fundname Drop-In 23	Fundname Drop-In 24
Fundname Drop-In 25	Fundname Drop-In 26	Fundname Drop-In 27
Fundname Drop-In 28

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ¢

1. To elect the following three nominees to the Board of Trustees of Harbor Funds:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Raymond J. Ball 02. Donna J. Dean 03. Randall A. Hack	☐	☐	☐

(Instruction: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write the name(s) of the nominee(s) on the line above.)

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

HBF_21895_093010